UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          Date of Report: May 10, 2004




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)





           Ohio                       0-26876                   31-1010517
(State or jurisdiction of   (Commission or file number)  (IRS Employer
incorporation)                                            identification number)


                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)




                                 (740) 286-3283
                (Registrant's phone number, including area code)




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5:   Other Events and Regulation FD Disclosure
          -----------------------------------------

          On May 7, 2004, Oak Hill Financial, Inc. (the "Company") issued a news release announcing that Oak Hill Banks Community Development Corporation ("OHCDC"), a wholly-owned subsidiary, was selected by the United States Department of the Treasury to receive tax credit allocations under the New Markets Tax Credit program on up to $20.0 million invested in OHCDC by the Company's primary subsidiary, Oak Hill Banks. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7:   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               Exhibit No.                    Description
               -----------                    -----------

                  99 Press release of Oak Hill Financial, Inc., dated May 7, 2004, announcing the New Markets Tax Credit program award.






                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Oak Hill Financial, Inc.



Date:  May 10, 2004                                     /s/ H. Tim Bichsel
                                                        ------------------
                                                        H. Tim Bichsel
                                                        Secretary